UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2005

                                  Bluefly, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                 001-14498               13-3612110
     ----------------------------      ------------       ----------------------
     (State or other jurisdiction      (Commission            (IRS Employer
          of incorporation)            File Number)       Identification Number)

     42 West 39th Street, New York, New York                      10018
     ----------------------------------------                   ---------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 21, 2005, the Company entered into agreements with NewRoads, Inc. ("NewRoads"), the Company's third party warehousing and order fulfillment services provider, pursuant to which NewRoads will continue to provide such services to the Company for the period of July 27, 2005 to July 26, 2007 (the "Contract Extension").

Attached as Exhibits 99.1 and 99.2, respectively, are copies of the Master Services Agreement and Statement of Work entered into by the Company and NewRoads in connection with the Contract Extension.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

*99.1 Master Services Agreement, dated as of March 21, 2005, by and between the Company and NewRoads.

*99.2 Statement of Work 1 by and between the Company and NewRoads.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUEFLY, INC.
                                        (Registrant)


Date: March 23, 2005                    By:    /s/ Patrick C. Barry
                                               ---------------------------------
                                        Name:  Patrick C. Barry
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.

*99.1 Master Services Agreement, dated as of March 21, 2005, by and between the Company and NewRoads.

*99.2 Statement of Work 1 by and between the Company and NewRoads.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.